JANUARY 12, 2017

SUPPLEMENT TO

THE HARTFORD CAPITAL APPRECIATION FUND

HARTFORD GLOBAL CAPITAL APPRECIATION FUND

(EACH A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUSES DATED MARCH 1, 2016,

EACH AS AMENDED OCTOBER 31, 2016

Saul J. Pannell, CFA has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, the sub-adviser to The Hartford Capital Appreciation Fund and Hartford Global Capital Appreciation Fund (the “Funds”), as of December 31, 2017.  Accordingly, Mr. Pannell will no longer serve as a portfolio manager to the Funds as of December 31, 2017.  Kent M. Stahl, CFA and Gregg R. Thomas, CFA will continue to select and oversee each Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members.  Over the course of the year, Mr. Stahl and Mr. Thomas will reallocate the assets managed by Mr. Pannell to the other underlying sleeve managers in each Fund.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7294	January 2017